T. E. LOTT & COMPANY
CERTIFIED PUBLIC ACCOUNTANTS

Office of the Chief Accountant
Securities and Exchange Commission 460 Fifth Street N. W.
Washington, DC 20549

Re: Security Capital Corporation Commission File Number 000-50224

Ladies and Gentlemen:

We have received a copy of, and are in agreement with, the statements made by Security Capital Corporation in Item 4.01 of its Form 8-K dated November 10, 2011, captioned "Changes in Registrant's Certifying Accountant."

We hereby consent to the filing of this letter as an exhibit to the foregoing report on Form 8-K.

Sincerely,

/s/ T. E. Lott & Company, PA

www.telott.com info@telott.com